Exhibit 99.1

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[LOGO]

[LOGO]

Discovering excellence, driving clinical success

Leslie J. Browne Ph.D.
President and CEO

Rodman & Renshaw Techvest
7th Annual Healthcare Conference
November 7th, 2005

Forward-Looking Statements	[LOGO]

This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s intentions regarding the establishment and continuation of drug discovery collaborations with leading pharmaceutical and biotechnology organizations, in particular, the continuation and funding level of such continuation of Pharmacopeia’s existing collaborations with Schering-Plough and N.V. Organon, Pharmacopeia’s ability to build its pipeline of novel drug candidates, through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the development priorities of its collaborators and their ability to successfully develop compounds, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-Q filed on November 4, 2005, its Report on
Form 10-K filed on March 23, 2005 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Pharmacopeia Value Drivers

•                  Robust, growing internal pipeline

•                  Including 4 advanced, preclinical programs

•                  Therapeutic focus in immunological diseases

•                  Large and growing target markets

•                  Competitive advantage

•                  Unique drug discovery capabilities

•                  Proven track record of success

•                  11 drug programs with 7 pharmaceutical collaborators

•                  Diversified portfolio of significant royalty interests

Pharmacopeia’s Strategy

Selected
Indications
Pharmacopeia Today
Lead Discovery	Lead Optimization	Preclinical Development	Phase 1	Phase 2	Phase 3

Former business

		Partner		Partner

Retain candidates at least to clinical validation with the option to continue alone to NDA for selected indications or partner for Ph III clinical development

Robust Growing Internal Pipeline

Our Source of Drug Candidates

	Program	Worldwide Rights	Lead Generation	Preclinical	IND Filing
			Optimization	Development
PS608504	Transplantation JAK-3	Pharmacopeia	=====================>
PS388023	Angiogenesis avb3/avb5	Pharmacopeia	==================>
PS246518	Parkinsons AdenosineA2A	Pharmacopeia	===================>
PS375179	Rheumatoid/MS CCR-1	Pharmacopeia	===================>

Optimization focused on JAK3, CCR-1 and A2A

Therapeutic Focus in Immunological Diseases

Rheumatoid Arthritis

Multiple Sclerosis		Psoriasis

Immunobiology Disease Processes

Inflammatory Bowel Disease		Ulcerative Colitis

Asthma

•                  Therapeutic focus based on:

•                  Successful collaborations in therapeutic segment, e.g., Phase I programs

•                  Recent elucidation of relevant targets and pathways, e.g., Enbrel, Avonex

•                  Single target modulates multiple diseases, e.g., JAK3 for RA, Psoriasis

•                  Significant medical need in large and niche indications

Large Market Opportunities

Market Size for Selected Inflammation Therapeutics

US Market Only

2003 Revenues

[CHART]

Source:  Defined Health, 2004

11

Competitive Advantage

Unique Discovery Capabilities

Proprietary Compound Collection	Assay Development	High Throughput Screening 1536 format	Medicinal Chemistry, Biochemistry and Pharmacology	Pre-clinical and Clinical Development
Nearly 8 million diverse, drug-like compounds
		Chemoinformatics	> 50 PhDs
Data interpretation Compound design

Lead Discovery	Hit to Lead	Lead Optimization	Preclinical Development	Phase I	Phase II

Rapid, cost-effective path from target to clinic

Proven Track Record of Success

	Program	Partner	Lead Generation	Preclinical	Clinical Phase			NDA Filed
			Optimization	Development	I	II	III
PS540446	Rheumatoid Arthritis p38	Bristol Myers Squibb	==============================================>
PS460644	Asthma/Allergy VLA-4	Daiichi	===============================================>
PS938285	Respiratory	Schering-Plough	============================================>
PS291822	Inflammation	Schering-Plough	============================================>
PS095760	Oncology	Schering-Plough	==============================>
PS891169	Inflammation iNOS	Berlex	=======================================>
PS778629	CNS	Organon	==============================>
PS241541	Oncology	Schering-Plough	==============================>
PS873266	Inflammation	Celgene	==============================>
PS386113	Inflammation	Schering-Plough	==============================>
PS388023	Ocular avb3/avb5	Allergan	===================>

Diversified partnered portfolio of significant royalty interests

Wholly-Owned Pharmacopeia Programs

•                  Non-core, out-licensing candidate programs

•                  avb3 / avb5 blockers – antiangiogenics for cancer

•                  Adenosine A2A antagonists – anti-neurodegenerative

•                  Core drug candidate programs

•                  JAK3 kinase inhibitors – transplant, MS, asthma, psoriasis

•                  CCR-1 antagonists – rheumatoid arthritis

JAK3 Inhibitors - Immunosuppressants

Mechanism of Action

Therapeutic monoclonals	Anti: TCR, CD3, CD4/8, CD45RB LFA-1, ICAM-1	Anti-IL-2R +/- Toxins

cytokine synthesis
IL-2R
T-cell	G0	G0	G1	S	G2/M	G1/0
Activation by antigen	IL-2 response	DNA synthesis	Mitosis

Drugs & other treatments	Steroid CTLA-4-Fcg Fusion protein UV	Cyclosporin FK506 Steroid (ZAP-70 Lck inhibitors)	Rapamycin	Azathioprine (6MP) Methotrexate Mizorbine Mycophenolic Brequinar	Cyclophosphamide X-rays
JAK3 Inhibitor

Potential to be highly efficacious with superior safety profile

27

Program Summary – high value proprietary

•                  Pharmacopeia wholly-owned

•                  JAK3 is validated preclinically - involved in T-cell growth and differentiation

•                  Therapeutic potential in transplant rejection, psoriasis, MS, asthma

•                  Candidate in pre-clinical development in next 12 months

Discovery Status

•                  Potent, selective enzyme inhibitors

•                  Block T-cell activation

•                  Oral activity in vivo in pre-clinical immunosuppression models

•                  Superior cellular JAK2 selectivity >50 fold separation

JAK3 Inhibitor Potency In Vitro

JAK3 Kinase Assay

[CHART]

JAK3-Mediated Cellular Assay

[CHART]

Highly potent in enzyme and cellular assays

13

Pharmacokinetic Properties - Mice

[CHART]

PS 055406

JAK3:JAK2 = 48

F = 100%

Full orally bioavailable and ~50-fold selective

14

Potent JAK3 Inhibitors in IL-2 mouse model

0 Hr	+ 1 Hr		+ 4 Hr

Dose with	Inject rhIL-2 and	[GRAPHIC]	Terminal blood
JAK3	capture antibody, i.p.		collection via
inhibitors, p.o.			cardiac puncture

[CHART]

Orally active blockers of T-cell activation

JAK3 Kinase Inhibitors - Competition

Clinical

•                  Pfizer

•                  Psoriasis

•                  Transplant

Pre-clinical

•	Pharmacopeia	•	Astra Zeneca

•	Cytopeia	•	Fujisawa

•	Novartis	•	Roche

•	Aventis	•	J&J

29

Near Term Milestones

•                  12-month

•                  Advance one or more internal programs into pre-clinical development

•                  Have one or more partnered programs in Phase II clinical development

•                  Establish strategic alliance with Pharma

•                  Add core clinical development capability

•                  24-month

•                  File IND for internal program

Financial Summary

Financial Data for the 9 months ended September 30, 2005

$14.8 million in net revenue

$14.1 million in net loss

$35.0 million in cash & cash equivalents

Financial Guidance

2005 year-end cash & cash equivalents:  $25.0 - $30.0 million

Stock Information

Stock Exchange:	NASDAQ

Stock Symbol:	PCOP

Shares Outstanding:	14.97 million

52- week range:	$3.46 - $6.55

Market capitalization:	~ $55 million

Enterprise value:	~ $20 million

Analyst Coverage:	Joe Pantginis, Adams Harkness

Business Evolution – Approaching Stage 2

Chemistry & Biology Assets: • ultra-large libraries • HTS capability • lead optimization • early product portfolio • intellectual property			Stage 2
Drugs in the clinic

Stage 1
Advance internal pipeline
Out-license technology
In-license candidates

Stage 1
Deliver more for a bigger
share of downstream

2004	2004-2005	2006+